INVESTMENT AND MORTGAGE-BACKED SECURITIES - Amortized cost of mortgage-backed securities by contractual maturity (Details 4) (Mortgage-backed securities, USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Mortgage-backed securities
Schedule Of Marketable Securities [Line Items]
Due in one year or less	$ 485	$ 552
Due in one year through five years	2,044	2,336
Due in five years through ten years	2,804	3,227
Due in more than ten years	4,047	5,361
Total	$ 9,380	$ 11,476